Tempur-Pedic International Inc. (TPX) -- Historical Net Sales Information Using New Product and Channel Level Categories

Tempur-Pedic International Inc. (the "Company" or "Tempur-Pedic") has updated its product reporting methodology in light of the Sealy acquisition.  Going forward, the Company will provide product level net sales data for "Bedding" and "Other products".  "Bedding" includes mattresses, foundations and adjustable foundations and "Other" includes pillows and various other comfort products and components.  Historically, the Company has provided product level net sales data using the categories "Mattress", "Pillows" and "Other", which primarily included adjustable bed bases and foundations and other comfort products.

Set forth below are tables showing the Company’s historical net sales data using the new product level sales categories for 2011 and 2012, by quarter and full year.  The information presented is for Tempur-Pedic only, and does not include any information for Sealy Corporation.  In addition, the information presented only reflects the recategorization of product level net sales data and no other adjustments to the historical information have been made.

($ in millions)
2012 Quarterly - Product				2011 Quarterly - Product

1Q 2012	Consolidated	Tempur North America	Tempur International	1Q 2011	Consolidated	Tempur North America	Tempur International
Ended March 31				Ended March 31
Bedding	$333.7	$244.5	$89.2	Bedding	$280.7	$208.1	$72.6
Other Products	50.7	24.5	26.2	Other Products	45.1	20.9	24.2
Total Sales	$384.4	$269.0	$115.4	Total Sales	$325.8	$229.0	$96.8

2Q 2012	Consolidated	Tempur North America	Tempur International	2Q 2011	Consolidated	Tempur North America	Tempur International
Ended June 30				Ended June 30
Bedding	$289.2	$210.5	$78.7	Bedding	$298.8	$228.7	$70.1
Other Products	40.3	16.1	24.2	Other Products	43.4	18.4	25.0
Total Sales	$329.5	$226.6	$102.9	Total Sales	$342.2	$247.1	$95.1

3Q 2012	Consolidated	Tempur North America	Tempur International	3Q 2011	Consolidated	Tempur North America	Tempur International
Ended September 30				Ended September 30
Bedding	$300.4	$220.1	$80.3	Bedding	$335.9	$257.6	$78.3
Other Products	47.5	20.8	26.7	Other Products	47.2	21.7	25.5
Total Sales	$347.9	$240.9	$107.0	Total Sales	$383.1	$279.3	$103.8

4Q 2012	Consolidated	Tempur North America	Tempur International	4Q 2011	Consolidated	Tempur North America	Tempur International
Ended December 31				Ended December 31
Bedding	$291.3	207.1	$84.2	Bedding	$311.1	$222.3	$88.8
Other Products	49.8	20.7	29.1	Other Products	55.7	27.0	28.7
Total Sales	$341.1	227.8	$113.3	Total Sales	$366.8	$249.3	$117.5

2012 Full Year - Product				2011 Full Year - Product

FY 2012	Consolidated	Tempur North America	Tempur International	FY 2011	Consolidated	Tempur North America	Tempur International
Ended December 31				Ended December 31
Bedding	$1,214.7	$882.3	$332.4	Bedding	$1,226.5	$916.7	$309.8
Other Products	188.2	82.0	106.2	Other Products	191.4	88.0	103.4
Total Sales	$1,402.9	$964.3	$438.6	Total Sales	$1,417.9	$1,004.7	$413.2

Segment definitions:
"Bedding" include mattresses, foundations and adjustable foundations.
"Other Products" includes pillows and various other comfort products and components.

Tempur-Pedic International Inc. (TPX)

    The Company has updated its channel reporting methodology in light of the Sealy acquisition.  Going forward, the Company will provide channel level net sales data for “Retail”, “Direct” and “Other”.  “Retail” and “Direct” are unchanged from the Company’s prior classifications and “Other” now includes third party, health care and hospitality.  Historically, the Company has provided channel level net sales data using the following categories:  Retail (furniture, bedding and department stores); Direct (direct response, Internet and company-owned stores); Healthcare (hospitals, nursing homes, healthcare professionals and medical retailers); and Third party distributors in countries where Tempur-Pedic does not sell directly through its own subsidiaries.

    Set forth below are tables showing the Company’s historical sales data using the new channel level sales categories for 2011 and 2012, by quarter and full year.  The information presented is for Tempur-Pedic only, and does not include any information for Sealy Corporation.  In addition, the information presented only reflects the recategorization of channel level net sales data and no other adjustments to the historical information have been made.

($ in millions)
2012 Quarterly - Channel				2011 Quarterly - Channel

1Q 2012	Consolidated	Tempur North America	Tempur International	1Q 2011	Consolidated	Tempur North America	Tempur International
Ended March 31				Ended March 31
Retail	$337.8	$241.6	$96.2	Retail	$284.4	$208.1	$76.3
Direct	30.9	24.3	6.6	Direct	23.2	18.0	5.2
Other	15.7	3.1	12.6	Other	18.2	2.9	15.3
Total Sales	$384.4	$269.0	$115.4	Total Sales	$325.8	$229.0	$96.8

2Q 2012	Consolidated	Tempur North America	Tempur International	2Q 2011	Consolidated	Tempur North America	Tempur International
Ended June 30				Ended June 30
Retail	$288.1	$205.9	$82.2	Retail	$299.0	$227.2	$71.8
Direct	25.4	17.7	7.7	Direct	22.9	17.3	5.6
Other	16.0	3.0	13.0	Other	20.3	2.6	17.7
Total Sales	$329.5	$226.6	$102.9	Total Sales	$342.2	$247.1	$95.1

3Q 2012	Consolidated	Tempur North America	Tempur International	3Q 2011	Consolidated	Tempur North America	Tempur International
Ended September 30				Ended September 30
Retail	$306.4	$221.2	$85.2	Retail	$342.9	$257.1	$85.8
Direct	27.1	16.7	10.4	Direct	25.4	19.6	5.8
Other	14.4	3.0	11.4	Other	14.8	2.6	12.2
Total Sales	$347.9	$240.9	$107.0	Total Sales	$383.1	$279.3	$103.8

4Q 2012	Consolidated	Tempur North America	Tempur International	4Q 2011	Consolidated	Tempur North America	Tempur International
Ended December 31				Ended December 31
Retail	$295.7	$207.8	$87.9	Retail	$319.3	$225.2	$94.1
Direct	29.8	17.5	12.3	Direct	28.6	21.1	7.5
Other	15.6	2.5	13.1	Other	18.9	3.0	15.9
Total Sales	$341.1	$227.8	$113.3	Total Sales	$366.8	$249.3	$117.5

2012 Full Year - Channel				2011 Full Year - Channel

FY 2012	Consolidated	Tempur North America	Tempur International	FY 2011	Consolidated	Tempur North America	Tempur International
Ended December 31				Ended December 31
Retail	$1,228.0	$876.5	$351.5	Retail	$1,245.6	$917.6	$328.0
Direct	113.2	76.2	37.0	Direct	100.1	76.0	24.1
Other	61.7	11.6	50.1	Other	72.2	11.1	61.1
Total Sales	$1,402.9	$964.3	$438.6	Total Sales	$1,417.9	$1,004.7	$413.2

Segment definitions:
"Retail" includes sales to retail customers (e.g. furniture and bedding retailers, department stores, specialty retailers, and warehouse clubs).
"Direct" includes sales to consumers directly through our e-commerce platform, company-owned stores, and call center.
"Other" includes sales to third party distributors, hospitality, and healthcare customers.